UNITED MUNICIPAL HIGH INCOME FUND, INC.

                               6300 Lamar Avenue

                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000

                                January 30, 1996
                        Revised as of February 15, 1996



                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the Class A shares or the Class Y shares, as applicable, of United Municipal High Income Fund, Inc. (the "Fund") dated January 30, 1996, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.

                               TABLE OF CONTENTS

     Performance Information ............................  2

     Goals and Investment Policies ......................  4

     Investment Management and Other Services ........... 26

     Purchase, Redemption and Pricing of Shares ......... 31

     Directors and Officers ............................. 41

     Payments to Shareholders ........................... 46

     Taxes .............................................. 47

     Portfolio Transactions and Brokerage ............... 51

     Other Information .................................. 53

                            PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may from time to time publish the Fund's total return information, yield information and/or performance rankings in advertisements and sales materials.

Total Return

     An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares from which the maximum sales load of 4.25% is deducted. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

                n
        P(1 + T)  = ERV

       Where :  P = $1,000 initial payment
                T = Average annual total return
                n = Number of years
              ERV = Ending redeemable value of the $1,000 investment for the periods shown.

     Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

     The average annual total return quotations for Class A shares as of September 30, 1995, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                With    Without
                                             Sales LoadSales Load
                                              Deducted  Deducted

One-year period from October 1, 1994 to
  September 30, 1995:                            5.93%    10.63%

Five-year period from October 1, 1990 to
  September 30, 1995:                            8.51%     9.46%

Period from January 21, 1986* to
  September 30, 1995:                            8.32%     8.81%

     *initial public offering date

     Prior to January 30, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.

     The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

     A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                              6
    Yield = 2((((a - b)/cd)+1)  -1)

Where with respect to a particular class of the Fund:
       a =  dividends and interest earned during the period.
       b =  expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share of the class on the last day of the period.

     The yield for Class A shares of the Fund computed according to the formula for the 30-day period ended on September 30, 1995, the date of the most recent balance sheet included in this SAI, is 6.25%.

     The Fund may also advertise or include in sales material its tax equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax equivalent yield by dividing that portion of the Fund's yield which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax exempt.

     The tax equivalent yield computed according to the formula for the 30-day period ended on September 30, 1995, the date of the most recent balance sheet included in this SAI, is 7.34%, 8.66%, 9.03%, 9.73% and 10.31% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively.

     Change in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.

Performance Rankings

     Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration.

     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

                         GOALS AND INVESTMENT POLICIES

     The goals and investment policies of the Fund are described in the Prospectus, which refers to the following investment methods and practices.

Specific Securities and Investment Practices

  Municipal Bonds

     Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. In "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     A special class of municipal bonds issued by state and local government authorities and agencies are "industrial development bonds." The Fund may purchase industrial development bonds only if the interest on them is free from Federal income taxation, although such interest is an item of tax preference for purposes of the alternative minimum tax. In general, industrial development bonds are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. They generally depend for their credit quality on the credit standing of the company involved. The Fund may invest an unlimited percentage of its assets in municipal bonds that are industrial development bonds. As of September 30, 1995, 12.54% of the Fund's net assets were invested in industrial development bonds.

     Municipal leases and participation interests therein are another type of municipal bond. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include (i) the frequency of trades and quotes for the obligations; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the securities; (iv) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (v) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (vi) the credit quality of the issuer and the lessee; and (vii) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The Fund has not held and does not intend to hold such obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as a means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

     WRIMCO and the Fund rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court holds that an obligation held by the Fund is not a municipal bond (i.e., that the interest thereon is taxable), the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

  Risks of Certain Types of Municipal Bonds

     At any one time the Fund may have more than 25% of its assets in similar type projects in which low-quality municipal bonds are likely to be issued, including the following: electrical utilities, steel, health care and life care facilities and small industries. A substantial amount of the assets of the Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. The Fund could also have more than 25% of its assets invested in issuers in the same geographic area, but will not have more than 25% of its assets in securities of issuers located in any one state.

     Many of the low-quality municipal bonds in which the Fund seeks to invest will be industrial development bonds. It is likely that more than 25% of the Fund's assets will be invested in industrial development bonds. As discussed above under "Municipal Bonds," the entity responsible for payment of the principal and interest on industrial development bonds is usually the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent the Fund invests up to 25% of its assets in bonds issued by entities in any one industry, it will be subject to the risks inherent in the industry to which the issuer belongs.

     For example, a hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry's ability to service its debt or to pay principal when due.

     Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

     Certain problems facing the generating industry in general may or may not affect its ability to meet obligations on bonds. These problems include the effects of (i) inflation on financing large construction programs, (ii) cost increases and delays arising out of environmental considerations, (iii) limitations of available capital on the ability to issue additional debt, (iv) the effect of shortages and high prices of fuel on operations and profits, and
(v) the effect of energy conservation on sales. Problems of these types generally affect the values of and the dividends paid on utility common stocks rather than the ability to pay bond obligations.

     Pollution control and other industrial development bonds are issued by various state and local agencies to finance various projects, including those of domestic steel producers, and are secured solely by agreements with such companies. Domestic steel companies are suffering the consequences of such adverse trends as high labor costs, high foreign imports encouraged by foreign productivity increases and a strong U.S. dollar, and other cost pressures such as are imposed by antipollution legislation. Domestic steel capacity is being reduced currently by large-scale plant closings.

  When-Issued and Delayed-Delivery Transactions

     The Fund may purchase municipal bonds on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. The bonds so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. For example, delivery to the Fund and payment by the Fund in the case of a purchase by it, or delivery by the Fund and payment to it in the case of a sale by the Fund, may take place a month or more after the date of the transaction. The purchase or sale price are fixed on the transaction date. The Fund will enter into when-issued or delayed-delivery transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase municipal bonds on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the bonds in determining its net asset value per share. The municipal bonds so sold by the Fund on a delayed-delivery basis are also subject to market fluctuation; their value when the Fund delivers them may be more than the purchase price the Fund receives. When the Fund makes a commitment to sell municipal bonds on a delayed basis, it will record the transaction and thereafter value the bonds at the sales price in determining the Fund's net asset value per share.

     Ordinarily the Fund purchases municipal bonds on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the bonds. However, before the bonds are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the bonds if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery bonds.

  U.S. Government Securities

     U.S. Government Securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     U.S. Government Securities may include mortgage-backed securities of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates." Another type of mortgage-backed security is a collateralized mortgage obligation ("CMO"). See "Mortgage-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

  Zero Coupon Bonds

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

  Mortgage-Backed Securities

     A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Pass-through securities and participation certificates represent pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer," such as a mortgage banker, commercial bank or savings and loan association, which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are passed through to the holders of the interest in the pool. Monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments.

     The Fund may purchase mortgage-backed securities issued by both government and non-government entities, such as banks, mortgage lenders, or other financial institutions, as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies. The Fund does not intend to invest more than one-third of its total assets in mortgage-backed securities. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal and investment policies.

     The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

  Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The Fund intends to invest less than five percent of its total assets in stripped mortgage-backed securities.

  Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

  Indexed Securities

     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid. The Fund does not intend to invest more than 25% of its total assets in indexed securities.

  Investments in Unseasoned Issuers

     In order to comply with the regulations of certain states, the Fund will not purchase a security if, as a result, more than 5% of its assets would be in industrial development bonds for which the payment of principal and interest are the responsibility of a company with less than three years operating history, including predecessors.

  Restricted Securities

     Restricted securities are subject to legal or contractual restrictions on resale because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. See "Illiquid Investments" below.
  Illiquid Investments

     The Fund may not invest more than 10% of its net assets in illiquid investments. Investments currently considered to be illiquid include: (i) repurchase agreements not terminable within seven days; (ii) fixed time deposits subject to withdrawal penalties other than overnight deposits; (iii) securities for which market quotations are not readily available and (iv) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. However, this 10% limit does not include any obligations payable at principal amount plus interest on demand or within seven days after demand.

  Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements subject to its limitation on investment in illiquid investments. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans, i.e., the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Fund's Board of Directors.

  Securities of Other Investment Companies

     In order to comply with regulations of the State of Ohio, for so long as such regulations are in effect and applicable to the Fund, the Fund will not invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

  Options, Futures and Other Strategies

     General. As discussed in the Prospectus, WRIMCO may use certain options to attempt to enhance income or yield or may attempt to reduce overall risk of its investments by using certain options and futures contracts (sometimes referred to as "futures"). Options and futures are sometimes referred to collectively as "Financial Instruments." The Fund's ability to use a particular Financial Instrument may be limited by its investment limitations or operating policies. See "Investment Restrictions."

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, WRIMCO expects to discover additional opportunities in connection with options, futures contracts, options on futures contracts and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, options on futures contracts or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount as determined daily on a mark-to-market basis.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options on Securities. The Fund may write (sell) and purchase options on securities, but only if the investments to which the options relate are domestic debt securities, including, without limitation, U.S. Government Securities. The above limitation is a fundamental policy, which cannot be changed without a shareholder vote. The Fund has no fundamental policies as to percentage limitations on its purchase and sale of options on securities.

     The Fund may write and purchase options on domestic debt securities to attempt to enhance income or to reduce the overall risk of its investments. The Fund may only write and purchase options on domestic debt securities if they are listed on a national securities exchange.

     The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can also serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. The Fund will write calls on securities when WRIMCO believes that the amount of the premium represents adequate compensation for the loss of the opportunity.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. The Fund will write a put option on a security only when it has determined that it would be willing to purchase the underlying security at the exercise price.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      Risks of Options on Securities. The Fund is only authorized to write and purchase options on securities that are listed on a national securities exchange. Exchange-listed options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Municipal Bond Indices. The Fund may write and purchase options on indices, but only if the indices are municipal bond indices. The above limitation is a fundamental policy, which cannot be changed without a shareholder vote. The Fund has no fundamental policies as to percentage limitations on its purchase and sale of options on municipal bond indices.

     The Fund may write and purchase options on municipal bond indices to attempt to enhance the Fund's income or to reduce the overall risk of its investments. The Fund may only write and purchase options on municipal bond indices if they are listed on a national securities exchange.

     Puts and calls on municipal bond indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on a municipal bond index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the municipal bond index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on a municipal bond index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on a municipal bond index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the municipal bond index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on a municipal bond index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the municipal bond index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Municipal Bond Indices. The risks of investment in options on municipal bond indices may be greater than options on securities. Because municipal bond index options are settled in cash, when the Fund writes a call on a municipal bond index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of municipal bonds similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same municipal bonds as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a municipal bond portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that it has been assigned until the next business day at the earliest.
The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a debt security, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds municipal bonds that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those municipal bonds against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its municipal bond portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding municipal bond positions.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     Futures Contracts and Options Thereon. The Fund may buy and sell interest rate futures contracts, but only futures contracts relating to domestic debt securities ("Debt Futures") and futures contracts relating to municipal bond indices ("Municipal Bond Index Futures"). The Fund may also buy and sell options on Debt Futures. The limitation on buying and selling futures contracts to Debt Futures and Municipal Bond Index Futures, and the limitation on buying and selling options on futures contracts to options on Debt Futures, are fundamental policies, which cannot be changed without a shareholder vote. The Fund has no fundamental policies as to percentage limitations on futures contracts and options on futures contracts; see below, however, as to limitations relating to the CFTC.

     The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. The Fund will purchase futures contracts and options thereon only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that WRIMCO anticipates that it may wish to include in the portfolio of the Fund.

     Futures strategies also can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option thereon can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing the liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or option thereon due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or securities in a segregated account.

     As an operating policy, to the extent that the Fund enters into futures contracts or options on futures contracts, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to the differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or municipal bond market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate or bond market movements or the time span within which the movements take place.

     Municipal Bond Index Futures. The risk of imperfect correlation between movements in the price of Municipal Bond Index Futures and movements in the price of the municipal bonds that are the subject of the hedge increases as the composition of the Fund's municipal bond portfolio diverges from the municipal bonds included in the applicable index. The price of the Municipal Bond Index Future may move more than or less than the price of the securities being hedged. If the price of the Municipal Bond Index Future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the security, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Municipal Bond Index Futures, the Fund may buy or sell Municipal Bond Index Futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the municipal bonds included in the index. It is also possible that, where the Fund has sold Municipal Bond Index Futures to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of municipal bonds will tend to move in the same direction as the municipal bond indices on which the futures contracts are based.

     Where Municipal Bond Index Futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     Limitations on the Use of Options on Securities, Municipal Bond Indices and Futures Contracts. The Fund's use of options is governed by the following guidelines, which can be changed by the Fund's Board of Directors without a shareholder vote:

     (1) options may be purchased or written only when WRIMCO believes that there exists a liquid secondary market in such options;

     (2) the Fund may not write call options having aggregate exercise prices greater than 25% of its net assets; and

     (3) the Fund may purchase a put or a call option (including straddles or spreads) only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.
Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Investment Restrictions

     Certain of the Fund's investment restrictions and policies are described in the Prospectus. The following are fundamental policies and, together with certain restrictions described in the Prospectus, cannot be changed without shareholder approval. Under these additional restrictions, the Fund:

     (i) May not make any investments other than in municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus;

    (ii) May not purchase any voting securities, any commodities or commodity contracts (except that it may buy and sell the options, futures contracts and other financial instruments described in the Prospectus whether or not any of them is considered to be a commodity or a commodity contract), or any real estate or interests in real estate investment trusts;

   (iii) May not lend money or other assets (neither purchasing the securities in which the Fund may invest or engaging in repurchase agreements is considered "lending");

    (iv) May not borrow money or pledge any of its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 5% of the value of its total assets (this does not prohibit the escrow and collateral arrangements contemplated in connection with investment in options and futures contracts);

     (v) May not invest for the purpose of exercising control or management of other companies;

    (vi) May not buy or continue to hold securities if any one of the Fund's Directors or officers or certain others own more than .5 of 1% of the securities of an issuer and if the persons who own that much or more own 5% of that issuer's securities;

   (vii) May not sell short, buy on margin, engage in arbitrage transactions or participate on a joint, or a joint and several, basis in any trading account in securities; however, it may make margin deposits in connection with options and futures contracts;

  (viii)  May not engage in the underwriting of securities;

    (ix) May not purchase the securities of any "issuer" if more than 5% of the Fund's total assets, taken at market, would then be invested in that "issuer";

     (x) May not buy shares of other investment companies that redeem their shares. The Fund may buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one-tenth (i.e., 10%) of its total assets in these shares.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year, as well as within a particular year, and may be affected by cash requirements for the redemption of its shares. The Fund's portfolio turnover rate was 19.07% for the fiscal year ended September 30, 1995 and 26.26% for the fiscal year ended September 30, 1994.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly-owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Torchmark Corporation and United Investors Management Company

     WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of United Investors Management Company. United Investors Management Company is a wholly-owned subsidiary of Torchmark Corporation. Torchmark Corporation is a publicly held company. The address of Torchmark Corporation and United Investors Management Company is 2001 Third Avenue South, Birmingham, Alabama 35233.

     Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992 when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and serves as distributor for TMK/United Funds, Inc.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus.

     The management fees paid to WRIMCO for the fiscal years ended September 30, 1995, 1994 and 1993 were $1,860,352, $1,756,750 and $1,510,519, respectively.
The Fund accrues and pays this fee daily. For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund.

     Under the Shareholder Servicing Agreement, with respect to Class A shares, the Fund pays the Agent a monthly fee of $1.0208 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs, microfilm and storage costs for certain documents, forms, printing and mailing costs, and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------

          From $    0 to $   10              $      0
          From $   10 to $   25              $ 10,000
          From $   25 to $   50              $ 20,000
          From $   50 to $  100              $ 30,000
          From $  100 to $  200              $ 40,000
          From $  200 to $  350              $ 50,000
          From $  350 to $  550              $ 60,000
          From $  550 to $  750              $ 70,000
          From $  750 to $1,000              $ 85,000
               $1,000 and Over               $100,000

     The fees paid to the Agent for the fiscal years ended September 30, 1995, 1994 and 1993 were $56,667, $50,000 and $50,000, respectively.

     The State of California imposes limits on the amount of certain expenses the Fund can pay and requires WRIMCO to reduce its fee if these expense amounts are exceeded. WRIMCO must reduce the amount of such expenses to the extent they exceed these expense limits. Not all of the Fund's expenses are included in the limit. The excluded expenses include interest, taxes, brokerage commissions and extraordinary expenses such as litigation that usually do not arise in the normal operations of a mutual fund. The Fund's other expenses, including its management fee, are included.

     WRIMCO must, under California law, reduce the cost of any included expenses which are over 2.5% of the Fund's first $30 million of average net assets, 2% of the next $70 million of average net assets, and 1.5% of any remaining average net assets during a fiscal year. The Fund will notify shareholders of any change in the limitation.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and thus sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amount of underwriting commissions for Class A shares for the fiscal years ended September 30, 1995, 1994 and 1993 were $1,016,772, $1,486,258 and $1,688,436, respectively. The amounts retained by Waddell & Reed, Inc. for each period were $430,473, $649,284 and $744,476, respectively.

     A major portion of the sales charge for Class A shares is paid to account representatives and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its account representatives as to purchases for which there is no sales charge.

     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

     Under a Service Plan for Class A shares (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed .25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the provision of personal services to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts.

     The Plan and a related Service Agreement between the Fund and Waddell & Reed, Inc. contemplate that Waddell & Reed, Inc. may be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Service fees in the amount of $369,260 were paid (or accrued) by the Fund with respect to Class A shares for the fiscal year ended September 30, 1995.

     The Plan and the Service Agreement were approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by the affected shareholders of the Fund.

     Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Price Waterhouse LLP, Kansas City, Missouri, the Fund's independent accountants, audits the Fund's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The net asset value of each class of the shares of the Fund is the value of the assets of that class, less that class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Fund are sold at their next determined net asset value plus the sales charge described in the Prospectus. The price makeup as of September 30, 1995 was as follows:

     Net asset value per Class A share (Class A net assets
       divided by Class A shares outstanding)  .............$5.27
     Add: selling commission (4.25% of offering price) .....  .23
                                                            -----
     Maximum offering price per Class A share (Class A
       net asset value per Class A share divided
       by 95.75%)  .........................................$5.50
                                                            =====

     The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

     Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

     The net asset value and offering price per share are ordinarily computed once on each day that the New York Stock Exchange (the "NYSE") is open for trading as of the later of the close of the regular session of the NYSE (ordinarily, 4:00 p.m. Eastern time) or the close of the regular session of any domestic securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every day.

     The Board of Directors has decided to use the prices quoted by a dealer in bonds that offers a pricing service to value municipal bonds. The Board of Directors believes that such a service does quote their fair value. The Board of Directors, however, may hereafter determine to use another service or use the bid price quoted by dealers if it should determine that such service or quotes more accurately reflect the fair value of municipal bonds held by the Fund.

     Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market. Securities or other assets that are not valued by either of the foregoing methods and for which market quotations are not readily available would be valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

     Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for option trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

Minimum Initial and Subsequent Investments

     For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc. or their affiliates. A $50 minimum initial investment pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges

  Account Grouping (Applicable to Class A Shares Only)

     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories. References to purchases in an Individual Retirement Account ("IRA") or other retirement plan (for which investments in the Fund would not be appropriate) are made only to illustrate how purchases of Fund shares may be grouped with purchases made in other funds in the United Group.

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;

6. Purchases by that individual or his or her spouse for his or her IRA, tax sheltered annuity account or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     Examples:

     A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. (If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.)

     Account grouping as described above is available under the following circumstances.

  One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $100,000; at the same time, H's parents open up two UGMA accounts for H and W's two minor children and invest $100,000 in each child's name; the combined purchases of Class A shares are subject to the reduced sales load applicable to a purchase of $300,000 provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

  Rights of Accumulation

     If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $100,000. His wife, W, now wishes to invest $15,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to the reduced sales charge applicable to a purchase in excess of $100,000. H's original $100,000 purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan may be combined with the additional purchase only if the contractual plan has been completed.

  Statement of Intention

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement of Intention is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement of Intention is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Statement of Intention will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Statement of Intention indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $300,000. H has an UGMA for his child and the Class A shares held in the account have a net asset value as of the date the Statement of Intention is accepted by Waddell & Reed, Inc. of $50,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Statement of Intention of $75,000; H needs to invest $175,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $300,000.

     A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement of Intention. An amount equal to 5% of the purchase required under the Statement of Intention will be held "in escrow." If a purchaser does not, during the period covered by the Statement of Intention, invest the amount required to qualify for the reduced sales charge under the terms of the Statement of Intention, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement of Intention which is not completed will be collected by redeeming part of the shares purchased under the Statement of Intention and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

     A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement of Intention.

     With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement of Intention will be deducted in computing the aggregate purchases under the Statement of Intention.

  Other Funds in the United Group

     Reduced sales charges for larger purchases of Class A shares apply to purchases of shares of any of the funds in the United Group which are subject to a sales charge. A purchase of, or shares held, in any of the funds in the United Group which are subject to the same sales charge as the Fund will be treated as an investment in the Fund for the purpose of determining the applicable sales charge. The following funds in the United Group have shares that are subject to a maximum 5.75% ("full") sales charge as described in the prospectus of each Fund: United Funds, Inc., United International Growth Fund, Inc., United Continental Income Fund, Inc., United Vanguard Fund, Inc., United Retirement Shares, Inc., United High Income Fund, Inc., United New Concepts Fund, Inc., United Gold & Government Fund, Inc., United Asset Strategy Fund, Inc. and United High Income Fund II, Inc. The following funds in the United Group have shares that are subject to a "reduced" sales charge as described in the prospectus of each fund: United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc.
For the purposes of obtaining the lower sales charge which applies to large purchases, purchases in a fund in the United Group of shares that are subject to a full sales charge may not be grouped with purchases of shares in a fund in the United Group that are subject to a reduced sales charge; conversely, purchases of shares in a fund with a reduced sales charge may not be grouped or combined with purchases of shares of a fund that are subject to a full sales charge.

     United Cash Management, Inc. is not subject to a sales charge. Purchases in that fund are not eligible for grouping with purchases in any other fund.

Net Asset Value Purchases of Class A Shares

     As stated in the Prospectus, Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. "Child" includes stepchild; "parent" includes stepparent. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Account representatives" includes retired account representatives. A "retired account representative" is any account representative who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Account Representative. A custodian under the UGMA or UTMA purchasing for the child or grandchild of any employee or account representative may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

Reasons for Differences in Public Offering Price of Class A Shares

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distribution); and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Redemptions

     The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

Flexible Withdrawal Service for Class A Shareholders

     If you qualify, you may arrange to receive regular monthly, quarterly, semiannual or annual payments by redeeming Class A shares on a regular basis through the Flexible Withdrawal Service (the "Service"). The Service is available for Class A shares of the Fund, and also for Class A shares of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of Class A shares while a withdrawal program is in effect as this would result in duplication of sales charges.

     To qualify for the Service, you must have invested at least $10,000 in Class A shares which you still own of any of the funds in the United Group; or, you must own Class A shares having a value of at least $10,000. The value for this purpose is not the net asset value but the value at the offering price, i.e., the net asset value plus the sales charge.

     To start the Service, you must fill out a form (available from Waddell & Reed, Inc.), advising Waddell & Reed, Inc. of the manner in which you want your shares redeemed to make the payments. You have three choices:

     First. To get a monthly, quarterly, semiannual or annual payment of $50 or more;

     Second. To get a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the account; you fix the percentage; or

     Third. To get a monthly or quarterly payment, which will change each month or quarter, by redeeming a fixed number of shares (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

     The dividends and distributions on shares you have made available for the Service are paid in additional Class A shares. All payments are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of Class A shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. For example, if you started out with a $50 monthly payment, you could change to a $200 quarterly payment. You can at any time redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

     Class A Share Exchanges. You may decide you would rather own shares of one or more of the other funds in the United Group rather than Fund shares. An exchange of Fund shares may be made only if you have held the shares for at least six months unless the exchange is for shares of United Government Securities Fund, Inc. or United Municipal Bond Fund, Inc. or unless the Fund shares were acquired by payment of a dividend or distribution, in which cases there is no holding period. You may exchange for shares of another fund without payment of an additional sales charge. You should ask for and read the prospectus for the fund into which you are thinking of making an exchange before doing so.

     Fund shares may be received in exchange for shares of any of the other funds in the United Group, except for shares of United Cash Management, Inc. acquired by direct purchase or received in payment of dividends on those shares.

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange monthly is $100, which may be allocated among the Class A shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

     Class Y Share Exchanges. Class Y shares of a Fund may be exchanged for Class Y shares of any other fund in the United Group.

     General Exchange Information. When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after the fund receives your exchange request in good order.

     These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.

Reinvestment Privilege

     The Prospectus for Class A shares discusses the reinvestment privilege for Class A shares under which, if you redeem your Class A shares and then decide it was not a good idea, you may reinvest. If Class A shares of the Fund are then being offered, you can put all or part of your redemption payment back into Class A shares of the Fund without any sales charge at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of the Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors.

     The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Wright is a member of the Fund's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and TMK/United Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

RONALD K. RICHEY*
2001 Third Avenue South
Birmingham, Alabama 35233
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc., United Investors Management Company and United Investors Life Insurance Company; Chairman of the Board of Directors and Chief Executive Officer of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed, Inc. Father of Linda Graves, Director of the Fund and each of the other funds in the Fund Complex.

KEITH A. TUCKER*
     President of the Fund and each of the other funds in the Fund Complex; President, Chief Executive Officer and Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company, Waddell & Reed Asset Management Company and Torchmark Distributors, Inc., an affiliate of Waddell & Reed, Inc.; Vice Chairman of the Board of Directors, Chief Executive Officer and President of United Investors Management Company; Vice Chairman of the Board of Directors of Torchmark Corporation; Director of Southwestern Life Corporation; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis Group, Inc., a diversified company.

HENRY L. BELLMON
Route 1
P. O. Box 26
Red Rock, Oklahoma  74651
     Rancher; Professor, Oklahoma State University; formerly, Governor of Oklahoma.

DODDS I. BUCHANAN
905 13th Street
Boulder, Colorado  80302
     Advisory Director, The Hand Companies; President, Buchanan Ranch Corp.; formerly, Senior Vice President and Director of Marketing Services, The Meyer Group of Management Consultants; formerly, Chairman, Department of Marketing, Transportation and Tourism, University of Colorado; formerly, Professor of Marketing, College of Business, University of Colorado.

JAY B. DILLINGHAM
926 Livestock Exchange Building
Kansas City, Missouri  64102
     Retired.

LINDA GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas 66606
     First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Chairman of the Board of the Fund and each of the other funds in the Fund Complex.

JOHN F. HAYES*
335 N. Washington
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Chairman of Gilliland & Hayes, P.A., a law firm; formerly, President of Gilliland & Hayes, P.A.

GLENDON E. JOHNSON
7300 Corporate Center Drive
P. O. Box 020270
Miami, Florida  33126-1208
     Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries.

JAMES B. JUDD
No. 1 Ward Parkway
Suite 138
Kansas City, Missouri 64112
     Retired; formerly, partner, KPMG Peat Marwick. A petition relating to Mr. Judd's property was filed under the Federal bankruptcy laws and is now final.

WILLIAM T. MORGAN*
1799 Westridge Road
Los Angeles, California 90049
     Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, United Investors Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc.

DOYLE PATTERSON
1030 West 56th Street
Kansas City, Missouri  64113
     Associated with Republic Real Estate, engaged in real estate management and investment; formerly, Director of The Vendo Company, a manufacturer and distributor of vending machines.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri 64113
     Chancellor, University of Missouri-Kansas City; formerly, Interim Chancellor, University of Missouri-Kansas City; formerly, Vice Chancellor for Academic Affairs, University of Missouri-Kansas City.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.

PAUL S. WISE
P. O. Box 5248
8648 Silver Saddle Drive
Carefree, Arizona  85377
     Director of Potash Corporation of Saskatchewan.

LESLIE S. WRIGHT
2302 Brookshire Place
Birmingham, Alabama  35213
     Chancellor of Samford University; formerly, Director of City Federal Savings and Loan Association.

Robert L. Hechler
     Vice President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Asset Management Company; President, Director and Treasurer of Waddell & Reed Services Company; Vice President, Treasurer and Director of Torchmark Distributors, Inc.

Henry J. Herrmann
     Vice President of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO and Waddell & Reed Asset Management Company; Senior Vice President and Chief Investment Officer of United Investors Management Company.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company.

Sharon K. Pappas
     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Director, Senior Vice President, Secretary and General Counsel of Waddell & Reed Services Company; Director, Secretary and General Counsel of Waddell & Reed Asset Management Company; Vice President, Secretary and General Counsel of Torchmark Distributors, Inc.; formerly, Assistant General Counsel of WRIMCO, Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Asset Management Company and Waddell & Reed Services Company.

John M. Holliday
     Vice President of the Fund and eight other funds in the Fund complex; Senior Vice President of WRIMCO and Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc.

Carl E. Sturgeon
     Vice President of the Fund and eleven other funds in the Fund complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed, Inc.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     As of the date of this SAI, five of the Fund's Directors may be deemed to be "interested persons" as defined in the 1940 Act of its underwriter, Waddell & Reed, Inc., or of WRIMCO. The Directors who may be deemed to be "interested persons" are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 75 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his past services whether or not services are rendered in his capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Currently, no person serves as Director Emeritus.

     The funds in the United Group (with the exception of United Asset Strategy Fund, Inc.), TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $40,000 per year, plus $1,000 for each meeting of the Board of Directors attended (effective April 1, 1996, the fee will be $44,000 per year and $1,000 for each meeting of the Board of Directors attended) and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group (with the exception of United Asset Strategy Fund, Inc.), TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size. During the Fund's fiscal year ended September 30, 1995, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                         Pension
                                      or Retirement      Total
                         Aggregate       Benefits     Compensation
                        Compensation    Accrued As     From Fund
                            From       Part of Fund     and Fund
Director                    Fund         Expenses       Complex
--------                ------------  --------------  ------------
Ronald K. Richey          $    0             $0        $     0
Keith A Tucker                 0              0              0
Henry L. Bellmon           1,255              0         43,500
Dodds I. Buchanan          1,255              0         43,500
Jay B. Dillingham          1,255              0         43,500
Linda Graves                   0              0              0
John F. Hayes              1,255              0         43,500
Glendon E. Johnson         1,255              0         43,500
James B. Judd                  0              0              0
William T. Morgan          1,255              0         43,500
Doyle Patterson            1,255              0         43,500
Eleanor B. Schwartz            0              0              0
Frederick Vogel III        1,255              0         43,500
Paul S. Wise               1,255              0         43,500
Leslie S. Wright           1,227              0         42,500

     The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of December 31, 1995, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. As of such date no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares.

                            PAYMENTS TO SHAREHOLDERS

General

     There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is the Fund's net investment income, which is derived from the interest and earned discount on the securities it holds less expenses (which will vary by class). The second source is realized gains, which are derived from the proceeds received from the sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The payments made to shareholders from net investment income and net short-term capital gains are called dividends. Payments, if any, from long-term capital gains are called distributions.

     The Fund pays distributions only if it has net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gain, depending on whether or not securities are sold and at what price. If the Fund has net realized capital gains, it will ordinarily pay distributions once each year, in the latter part of the fourth calendar quarter. Even if the Fund has capital gains for a year, the Fund does not pay out the gains if it has applicable prior year losses to offset the gains.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at net asset value (i.e., no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                     TAXES

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) plus its net interest income excludable from gross income under section 103(a) of the Code, and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- (i) options, futures contracts or forward contracts or (ii) foreign currencies (or options, futures contracts or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or in options and futures contracts with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.

     Dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from your gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed the Fund's net tax-exempt income. The Fund uses the average annual method to determine the exempt income portion of each distribution and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of that gain will be taxable to you. There also may be collateral federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax adviser concerning its investment in Fund shares.

     Dividends and distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by you on December 31 of that year even if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to shareholders for the year in which that December 31 falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any balance of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or distribution, the purchaser will pay tax thereon, even though he is receiving some portion of the purchase price back.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to make sufficient distributions each year to avoid imposition of the Excise Tax. The Fund may defer into the next calendar year net capital losses incurred between each November 1 and the end of the current calendar year.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from transactions in options and futures derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     Any income the Fund earns from writing options is taxed as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund expires without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale. The Fund will not write so many options that it could fail to continue to qualify as a RIC.

     Certain options and futures contracts in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, are "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and for other purposes.

     Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property.
Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

     The Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, the Fund must account for the original issue discount that accrues on the securities during the taxable year (and include in its income any such discount that accrues on taxable securities), even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net income excludable from gross income under Section 103(a), including any original issue discount, in order to satisfy the distribution requirement described above and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, options or futures held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and asked prices. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The Fund has not effected transactions through brokers and does not anticipate doing so. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to achieve "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO or its affiliates have investment discretion.

     Brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider the willingness of particular brokers and dealers to sell shares of the Fund and other funds managed by WRIMCO and its affiliates as a factor in its selection. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO or its affiliates and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the instance of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     In placing transactions for the Fund's portfolio, WRIMCO may consider sales of shares of the Fund and other funds managed by WRIMCO and its affiliates as a factor in the selection of brokers to execute portfolio transactions. WRIMCO intends to allocate brokerage on the basis of this factor only if the sale is $2 million or more and there is no sales charge. This results in the consideration only of sales which by their nature would not ordinarily be made by Waddell & Reed, Inc.'s direct sales force and is done in order to prevent the direct sales force from being disadvantaged by the fact that it cannot participate in Fund brokerage.

     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

                               OTHER INFORMATION

The Shares of the Fund

     The Fund offers two classes of shares: Class A and Class Y. Prior to January 30, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Each class represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS
ALABAMA - 1.09%
 The Medical Clinic Board of the City of
   Birmingham-North, Revenue Bonds, Series
   1991-A (Carraway Methodist Hospitals Project),
   7.5%, 7-1-2015 ........................   $ 2,000 $  2,117,500
 The Medical Clinic Board of the City of Ozark,
   Alabama, First Mortgage Revenue Bonds (United
   States Health & Housing Foundation, Inc.
   Project), Series 1988-A,
   10.0%, 10-1-2015 ......................     1,000    1,051,250
 The Marshall County Health Care Authority,
   Hospital Revenue Refunding Bonds,
   Series 1992 (Guntersville-Arab
   Medical Center),
   7.0%, 10-1-2013 .......................     1,000    1,003,750
   Total .................................              4,172,500

ALASKA - 0.93%
 Alaska Industrial Development and Export
   Authority, Refunding Revenue Bonds, Series
   1989 (American President Lines Project),
   8.0%, 11-1-2009 .......................     1,820    1,988,350
 Anchorage Parking Authority, Lease Revenue
   Refunding Bonds, Series 1993 (5th Avenue
   Garage Project),
   6.75%, 12-1-2008 ......................     1,500    1,571,250
   Total .................................              3,559,600

ARIZONA - 0.55%
 Hayden-Winkelman Unified School District
   No. 41 of Gila County, Arizona, Capital
   Appreciation Refunding Bonds, Series 1995,
   0.0%, 7-1-2010 ........................     6,145    2,120,025

ARKANSAS - 0.45%
 The Fayetteville Public Facilities Board,
   Refunding and Improvement Revenue Bonds,
   Series 1989A (Butterfield Trail Village
   Project),
   9.5%, 9-1-2014 ........................     1,600    1,702,000


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
CALIFORNIA - 5.89%
 Foothill/Eastern Transportation Corridor
   Agency, Toll Road Revenue Bonds, Series
   1995A,
   0.0%, 1-1-2013 (A) ....................   $11,925 $  6,424,594
 San Joaquin Hills Transportation Corridor
   Agency (Orange County, California):
   Junior Lien Toll Road Revenue Bonds,
   0.0%, 1-1-2002 ........................     2,755    1,814,856
   Senior Lien Toll Road Revenue Bonds,
   0.0%, 1-1-2011 (A) ....................     2,500    1,790,625
 Hi-Desert Memorial Hospital District,
   Revenue Bonds, Series 1994A,
   8.0%, 10-1-2019 .......................     3,000    3,101,250
 Huntington Beach Public Financing Authority
   (Orange County, California), 1992 Revenue
   Bonds (Huntington Beach Redevelopment
   Projects),
   7.0%, 8-1-2024 ........................     3,000    2,917,500
 Certificates of Participation (1991 Capital
   Improvement Project), Bella Vista Water
   District (California),
   7.375%, 10-1-2017 .....................     1,500    1,597,500
 Sacramento Cogeneration Authority,
   Cogeneration Project Revenue Bonds
   (Procter & Gamble Project),
   1995 Series,
   6.5%, 7-1-2014 ........................     1,500    1,518,750
 Carson Redevelopment Agency (California),
   Redevelopment Project Area No. 2,
   Refunding Tax Allocation Bonds,
   Series 1993,
   6.0%, 10-1-2016 .......................     1,500    1,402,500
 Kings County Waste Management Authority,
   Solid Waste Revenue Bonds, Series 1994
   (California),
   7.2%, 10-1-2014 .......................     1,000    1,052,500
 Inglewood Public Financing Authority,
   1992 Revenue Bonds, Series C (In-Town,
   Manchester-Prairie and North Inglewood
   Industrial Park Redevelopment Projects-
   Housing Set-Aside Loans),
   7.0%, 5-1-2022 ........................       890      917,812
   Total .................................             22,537,887


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
COLORADO - 7.70%
 City and County of Denver, Colorado,
   Airport System Revenue Bonds:
   Series 1991A,
   8.75%, 11-15-2023 .....................   $ 6,000 $  6,922,500
   Series 1994A,
   7.5%, 11-15-2023 ......................     3,000    3,202,500
 Colorado Health Facilities Authority,
   Hospital Revenue Bonds (PSL Healthcare
   System Project), Series 1991B,
   8.5%, 2-15-2021 .......................     3,000    3,555,000
 City and County of Denver, Colorado,
   Revenue Bonds (Jewish Community Centers
   of Denver Project), Series 1994:
   8.25%, 3-1-2024 .......................     2,390    2,461,700
   7.875%, 3-1-2019 ......................       815      840,469
 Upper Eagle Regional Water Authority,
   Eagle County, Colorado, Water Refunding
   and Improvement Revenue Bonds,
   Series 1995,
   6.7%, 12-1-2018 .......................     2,400    2,403,000
 City of Colorado Springs, Colorado,
   Airport System Revenue Bonds, Series 1992A,
   7.0%, 1-1-2022 ........................     2,200    2,285,250
 City of Central, Gilpin County, Colorado:
   General Obligation Water Bonds,
   Series 1992,
   7.5%, 12-1-2012 .......................     1,500    1,741,875
   Water Revenue Bonds, Series 1991,
   8.625%, 9-15-2011 .....................       500      534,375
 Pitkin County, Colorado, Lease Purchase
   Agreement, Certificates of Participation
   (County Administration Building Project),
   Series 1991,
   7.4%, 10-1-2011 .......................     1,500    1,614,375
 Mountain Village Metropolitan District, San
   Miguel County, Colorado, General
   Obligation Refunding Bonds, Series 1992,
   8.1%, 12-1-2011 .......................     1,435    1,522,894
 School District No. 20, El Paso County,
   Colorado, General Obligation Refunding
   Bonds, Series 1993A, Capital
   Appreciation Bonds,
   0.0%, 6-15-2008 .......................     2,600    1,264,250


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
COLORADO (Continued)
 Arapahoe Water and Sanitation District,
   Arapahoe County, Colorado, General
   Obligation Refunding Bonds, Series 1988A:
   Prerefund Bonds,
   9.25%, 12-1-2013 ......................   $   850 $    978,563
   Unrefunded Bonds,
   9.25%, 12-1-2013 ......................       150      159,563
   Total .................................             29,486,314

CONNECTICUT - 1.59%
 Connecticut Development Authority, First
   Mortgage Gross Revenue Health Care
   Project Bonds, Church Homes, Inc.:
   Congregational Avery Heights Project -
   1990 Series,
   9.0%, 4-1-2020 ........................     2,500    2,693,750
   Congregational Avery Nursing Facilities
   Project - 1991 Series,
   8.5%, 4-1-2021 ........................     1,490    1,573,813
 Eastern Connecticut Resource Recovery
   Authority, Solid Waste Revenue Bonds
   (Wheelabrator Lisbon Project),
   Series 1993A,
   5.5%, 1-1-2014 ........................     2,000    1,835,000
   Total .................................              6,102,563

DISTRICT OF COLUMBIA - 1.34%
 Certificates of Participation, Series 1993,
   District of Columbia,
   7.3%, 1-1-2013 ........................     3,000    3,022,500
 District of Columbia Revenue Bonds
   (National Public Radio Issue),
   Series 1992,
   7.625%, 1-1-2013 ......................     2,000    2,092,500
   Total .................................              5,115,000

FLORIDA - 3.42%
 City of Atlantic Beach, Florida,
   Variable Rate Demand,
   Improvement and Refunding Revenue Bonds,
   Series 1994B (Fleet Landing Project),
   4.8%, 10-1-2024 .......................     3,700    3,700,000
 Lake County, Florida, Resource Recovery
   Industrial Development Refunding Revenue
   Bonds (NRG/Recovery Group Project),
   Series 1993A,
   5.95%, 10-1-2013 ......................     2,500    2,353,125


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
FLORIDA (Continued)
 Dade County Industrial Development Authority,
   Industrial Development Revenue Bonds,
   Series 1995 (Miami Cerebral Palsy
   Residential Services, Inc. Project),
   8.0%, 6-1-2022 ........................   $ 2,000 $  1,997,500
 Highlands County (Florida), Industrial
   Development Authority, Industrial
   Development Revenue Refunding Bonds
   (Beverly Enterprises - Florida, Inc.
   Project), Series 1991,
   9.25%, 7-1-2007 .......................     1,435    1,591,056
 City of Fort Walton Beach, First Mortgage
   Industrial Development Revenue Bonds,
   Series 1986 (Ft. Walton Beach Ventures,
   Inc. Project),
   10.5%, 12-1-2016 ......................     1,335    1,388,400
 City of Winter Garden, Florida, Industrial
   Development Revenue Refunding Bonds
   (Beverly Enterprises - Florida, Inc. Project),
   Series 1991,
   8.75%, 7-1-2012 .......................     1,000    1,092,500
 The Lee County (Florida) Industrial
   Development Authority, Economic Development
   Revenue Refunding Bonds (Encore Nursing
   Center Partners, Ltd.-85 Project),
   Series 1992,
   8.125%, 12-1-2007 .....................       900      947,250
   Total .................................             13,069,831

GEORGIA - 1.52%
 Hospital Authority of Savannah, Revenue
   Refunding and Improvement Bonds
   (Candler Hospital), Series 1992,
   7.0%, 1-1-2011 ........................     3,180    3,231,675
 Tri-City Hospital Authority, Georgia,
   Revenue Certificates, Series 1993,
   6.375%, 7-1-2016 ......................     2,750    2,591,875
   Total .................................              5,823,550

GUAM - 0.79%
 Guam Airport Authority, General Revenue
   Bonds, 1993 Series B,
   6.6%, 10-1-2010 .......................     3,000    3,037,500


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
IDAHO - 0.57%
 Idaho Health Facilities Authority, Hospital
   Revenue Refunding Bonds, Series 1992
   (IHC Hospitals, Inc.), Indexed Inverse
   Floating Rate Securities,
   7.6%, 2-15-2021 (B) ...................   $ 2,000 $  2,182,500

ILLINOIS - 6.23%
 Village of Sauget, Illinois, Variable
   Rate Demand Pollution Control Revenue
   Refunding Bonds (Monsanto Company Project):
   Series 1993,
   4.05%, 5-1-2028 .......................     2,000    2,000,000
   Series 1992,
   4.4%, 9-1-2022 ........................     1,000    1,000,000
 City of Hillsboro, Montgomery County,
   Illinois, General Obligation Bonds
   (Alternate Revenue Source), Series 1991,
   7.5%, 12-1-2021 .......................     2,640    2,831,400
 City of Chicago, Chicago-O'Hare
   International Airport, Special Facility
   Revenue Refunding Bonds, Series 1994
   (American Airlines, Inc. Project),
   8.2%, 12-1-2024 .......................     2,400    2,802,000
 Illinois Health Facilities Authority,
   Revenue Bonds, Series 1992A
   (Fairview Obligated Group Project),
   8.75%, 10-1-2002 ......................     2,500    2,706,250
 Illinois Development Finance Authority
   Revenue Bonds, Series 1993C (Catholic
   Charities Housing Development
   Corporation Project),
   6.1%, 1-1-2020 ........................     2,500    2,381,250
 Village of Lansing, Illinois, Landings
   Redevelopment Project Area, Tax Increment
   Refunding Revenue Bonds (Limited Sales
   Tax Pledge), Series 1992,
   7.0%, 12-1-2008 .......................     2,000    2,152,500
 Village of Hanover Park, Cook and DuPage
   Counties, Illinois, First Mortgage
   Revenue Bonds, Series 1989 (Windsor
   Park Manor Project),
   9.5%, 12-1-2014 .......................     2,000    2,062,500
 City of Blue Island, Cook County, Illinois,
   Golf Course Revenue Bonds (Utility Tax
   Pledge), Series 1992,
   7.375%, 5-1-2014 ......................     2,000    2,017,500


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
ILLINOIS (Continued)
 Village of Hodgkins, Cook County, Illinois,
   Tax Increment Revenue Refunding Bonds,
   Series 1995A,
   7.625%, 12-1-2013 .....................   $ 1,750 $  1,756,562
 Village of Bourbonnais, Kankakee County,
   Illinois, Sewerage Revenue Bonds,
   Series 1993,
   7.25%, 12-1-2012 ......................     1,085    1,132,469
 City of Eureka, Woodford County, Illinois,
   General Obligation Refunding Bonds
   (Alternate Revenue Source), Series 1993,
   6.25%, 7-1-2013 .......................     1,000    1,005,000
   Total .................................             23,847,431

INDIANA - 3.89%
 Indiana Health Facility Financing Authority,
   Hospital Revenue Bonds, Series 1990
   (Hancock Memorial Hospital Project),
   8.3%, 8-15-2020 .......................     3,000    3,202,500
 Indianapolis Airport Authority, Special
   Facilities Revenue Bonds:
   Series 1994 (Federal Express
  Corporation Project),
   7.1%, 1-15-2017 .......................     1,500    1,586,250
   Series 1995 A (United Air Lines, Inc.,
   Indianapolis Maintenance Center Project),
   6.5%, 11-15-2031 ......................     1,500    1,462,500
 City of East Chicago, Indiana,
   Pollution Control:
   Refunding Revenue Bonds, Inland
   Steel Company Project No. 10,
   Series 1993,
   6.8%, 6-1-2013 ........................     2,000    1,997,500
   Revenue Bonds, Inland Steel
   Company Project No. 5,
   Series 1977,
   5.75%, 2-1-2007 .......................     1,000      942,500
 Indiana Development Finance Authority Pollution
   Control Refunding Revenue Bonds (Inland Steel
   Company Project No. 12), Series 1995,
   6.85%, 12-1-2012 ......................     2,500    2,531,250
 City of Carmel, Indiana, Retirement Rental
   Housing Revenue Refunding Bonds (Beverly
   Enterprises - Indiana, Inc. Project),
   Series 1992,
   8.75%, 12-1-2008 ......................     1,500    1,644,375


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
INDIANA (Continued)
 Indiana Health Facility Financing
   Authority, Hospital Revenue Bonds,
   Series 1992 (Fayette Memorial Hospital
   Project),
   7.2%, 10-1-2022 .......................   $ 1,000   $  988,750
 Indiana Housing Finance Authority, Residential
   Mortgage Bonds, 1988 Series R-A,
   0.0%, 1-1-2013 ........................     2,245      519,156
   Total .................................             14,874,781

IOWA - 0.36%
 City of Ottumwa, Iowa, Hospital Facility
   Revenue Refunding and Improvement Bonds,
   Series 1993 (Ottumwa Regional Health
   Center, Incorporated),
   6.0%, 10-1-2018 .......................     1,550    1,381,437

KANSAS - 2.43%
 Kansas Development Finance Authority,
   Community Provider Loan Program (Community
   Living Opportunities, Inc.), Series
   1992A Revenue Bonds,
   8.875%, 9-1-2011 ......................     2,790    3,002,737
 Baldwin City, Kansas, Educational Facilities
   Revenue Bonds (Baker University Project),
   Series 1988,
   9.5%, 10-1-2008 .......................     2,000    2,127,500
 City of Prairie Village, Kansas, Claridge
   Court Project Revenue Bonds, Series 1993A:
   8.75%, 8-15-2023 ......................     1,000    1,042,500
   8.5%, 8-15-2004 .......................     1,000    1,040,000
 City of Lenexa, Kansas, Multifamily Housing
   Revenue Refunding Bonds (Point West
   Apartments Project), Series 1995,
   7.05%, 6-1-2020 .......................     2,125    2,071,875
   Total .................................              9,284,612

KENTUCKY - 1.35%
 Kenton County Airport Board (Commonwealth
   of Kentucky), Special Facilities Revenue
   Bonds, 1992 Series A (Delta Air Lines,
   Inc. Project),
   7.5%, 2-1-2020 ........................     3,000    3,172,500
 County of Perry, Kentucky, Solid Waste
   Disposal Revenue Bonds (TJ International
   Project), Series 1994,
   7.0%, 6-1-2024 ........................     1,000    1,021,250


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
KENTUCKY (Continued)
 County of Jefferson, Kentucky, Health
   Facilities Revenue Refunding Bonds
   (Beverly Enterprises Project),
   Series 1985B,
   9.75%, 8-1-2007 .......................   $   865 $    955,825
   Total .................................              5,149,575

LOUISIANA - 2.04%
 Parish of St. Charles, State of Louisiana:
   Environmental Revenue Bonds (Louisiana
   Power & Light Company Project),
   Series 1994-A,
   6.875%, 7-1-2024 ......................     2,750    2,853,125
   Pollution Control Revenue Bonds
   (Union Carbide Project),
   Series 1992,
   7.35%, 11-1-2022 ......................     2,000    2,117,500
 Board of Commissioners of the Port of New
   Orleans, Industrial Development Revenue
   Refunding Bonds (Continental Grain Company
   Project), Series 1993,
   7.5%, 7-1-2013 ........................     2,000    2,050,000
 LaFourche Parish Home Mortgage Authority,
   Tax-Exempt Capital Appreciation Refunding
   Bonds, Series 1990-B, Class B-2,
   0.0%, 5-20-2014 .......................     3,300      767,250
   Total .................................              7,787,875

MARYLAND - 0.27%
 Baltimore County, Maryland, Pollution
   Control Revenue Refunding Bonds,
   Series 1994A (Bethlehem Steel
   Corporation Project),
   7.55%, 6-1-2017 .......................     1,000    1,042,500

MASSACHUSETTS - 3.63%
 Massachusetts Industrial Finance Agency:
   Resource Recovery Revenue Bonds (SEMASS
   Project), Series 1991B,
   9.25%, 7-1-2015 .......................     5,000    5,600,000
   First Mortgage Revenue Bonds, Reeds
   Landing Project, Series 1993,
   8.625%, 10-1-2023 .....................     3,000    3,026,250
   Revenue Bonds, Beaver Country Day School
   Issue, Series 1992, Subseries A,
   8.1%, 3-1-2008 ........................     1,665    1,704,544


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MASSACHUSETTS (Continued)
 Massachusetts Health and Educational
   Facilities Authority, Revenue Bonds,
   New England Deaconess Hospital Issue,
   Series D,
   6.875%, 4-1-2022 ......................   $ 3,490 $  3,568,525
   Total .................................             13,899,319

MICHIGAN - 3.19%
 City of Detroit, Michigan, General
   Obligation Refunding Bonds (Unlimited
   Tax), Series 1995-B,
   6.25%, 4-1-2009 .......................     3,000    2,996,250
 Michigan State Hospital Finance Authority,
   Hospital Revenue Refunding Bonds
   (Crittenton Hospital), Series 1994A,
   5.25%, 3-1-2014 .......................     3,000    2,670,000
 Portage Lake Water and Sewage Authority,
   Houghton County, Michigan, General
   Obligation Limited Tax Bonds:
   Series III,
   7.75%, 10-1-2020 ......................     1,000    1,195,000
   Series II,
   7.625%, 10-1-2020 .....................     1,000    1,187,500
 Michigan Strategic Fund, Limited Obligation
   Revenue Bonds:
   Knollwood Corporation Project, Series A,
   9.65%, 10-1-2016 (C) ..................     1,300    1,105,000
   Mercy Services for Aging Project,
   Series 1990,
   9.4%, 5-15-2020 .......................       900      983,250
 The Economic Development Corporation of
   the Charter Township of Waterford
   (Michigan), Limited Obligation Revenue
   Bonds, Series 1993 (Canterbury Health
   Care, Inc. Project),
   8.375%, 7-1-2023 ......................     2,000    2,077,500
   Total .................................             12,214,500

MINNESOTA - 1.57%
 City of St. Anthony, Minnesota, Housing
   Development Refunding Revenue Bonds
   (Autumn Woods Project), Series 1992,
   6.875%, 7-1-2022 ......................     2,500    2,528,125


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MINNESOTA (Continued)
 Minneapolis Community Development Agency,
   Limited Tax Supported Development Revenue
   Bonds, Common Bond Fund Series 1995-1,
   7.25%, 12-1-2015 ......................   $ 1,310 $  1,360,763
 City of Mounds View, Minnesota, Gross
   Revenue Golf Course Bonds, Series 1994A,
   6.125%, 1-1-2014 ......................     1,250    1,220,312
 Housing and Redevelopment Authority of the
   City of Saint Paul, Minnesota, Nursing Home
   Development Revenue Bonds, Series 1988
   (St. Mary's Home Project),
   10.0%, 12-1-2018 ......................       870      906,975
   Total .................................              6,016,175

MISSISSIPPI - 0.90%
 Lowndes County, Mississippi, Solid Waste
   Disposal and Pollution Control Refunding
   Revenue Bonds (Weyerhaeuser Company
   Project), Series 1992B, Indexed Inverse
   Floating/Fixed Term Bonds,
   6.7%, 4-1-2022 (D) ....................     2,000    2,157,500
 Adams County, Mississippi, Hospital Revenue
   Bonds, Series 1991 (Jefferson Davis Memorial
   Hospital Project),
   8.0%, 10-1-2016 .......................     1,200    1,276,500
   Total .................................              3,434,000

MISSOURI - 7.00%
 State Environmental Improvement and Energy
   Resources Authority (State of Missouri),
   Water Facilities Revenue Bonds
   (Tri-County Water Authority Project),
   Series 1992:
   8.75%, 4-1-2022 .......................     4,340    4,833,675
   8.25%, 4-1-2002 .......................       700      757,750
 Bi-State Development Agency of the Missouri-
   Illinois Metropolitan District, Adjustable
   Rate Terminal Facilities, Revenue Refunding
   Bonds (American Commercial Terminals, Inc.
   Project), Series 1985,
   7.75%, 6-1-2010 .......................     3,000    3,281,250
 The Industrial Development Authority of the
   City of Hannibal, Missouri, Health
   Facilities Revenue Bonds (Hannibal
   Regional Healthcare System - Medical
   Center of Northeast Missouri Project),
   Series 1992,
   9.5%, 3-1-2022 ........................     2,500    2,906,250


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MISSOURI (Continued)
 The Industrial Development Authority of the
   City of Kansas City, Missouri, Revenue Bonds
   (The Bishop Spencer Place, Incorporated
   Project), Series 1994,
   8.0%, 9-1-2016 ........................   $ 2,965 $  2,901,994
 Regional Convention and Sports Complex
   Authority, Convention and Sports Facility
   Project Bonds, Series C 1991 (The City of
   St. Louis, Missouri, Sponsor):
   7.9%, 8-15-2021 .......................     1,500    1,593,750
   7.75%, 8-15-2001 ......................       945      978,075
 Certificates of Participation,
   Series 1994, Public Water
   Supply District No. 2 of St. Charles
   County, Missouri,
   8.25%, 12-1-2020 ......................     2,000    2,105,000
 The City of Lake Saint Louis, Missouri,
   Public Facilities Authority, Certificates
   of Participation (Municipal Golf Course
   Project), Series 1993,
   7.55%, 12-1-2014 ......................     2,000    2,082,500
 Public Water Supply District No. 16 of
   Jackson County, Missouri, Water System
   Improvement Revenue Bonds, Series 1991,
   9.25%, 1-1-2020 .......................     1,800    1,620,000
 The Industrial Development Authority of
   the City of St. Louis, Missouri,
   Industrial Revenue Refunding Bonds
   (Kiel Center Multipurpose Arena Project),
   Series 1992,
   7.75%, 12-1-2013 ......................     1,500    1,582,500
 The Industrial Development Authority of the
   City of Springfield, Missouri,
   Industrial Development Refunding Revenue
   Bonds (Health Care Realty of Springfield,
   Ltd. Project), Series 1988,
   10.25%, 12-1-2010 .....................     1,190    1,231,650
 The Industrial Development Authority of
   Callaway County, Missouri, Industrial
   Development Revenue Bonds (A.P. Green
   Refractories Co. Project), Series 1984,
   8.6%, 11-1-2014 .......................       900      934,875
   Total .................................             26,809,269


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MONTANA - 0.75%
 Montana Board of Investments, Resource Recovery
   Revenue Bonds, Series 1993 (Yellowstone Energy
   Limited Partnership Project),
   7.0%, 12-31-2019 ......................   $ 3,000 $  2,880,000

NEVADA - 1.09%
 Clark County, Nevada, Industrial Development
   Revenue Bonds (Southwest Gas Corporation),
   1992 Series B,
   7.5%, 9-1-2032 ........................     4,000    4,175,000

NEW HAMPSHIRE - 4.50%
 New Hampshire Higher Educational and Health
   Facilities Authority:
   Hospital Revenue Bonds:
   Catholic Medical
   Center Issue, Series 1989,
   8.25%, 7-1-2013 .......................     3,000    3,247,500
   Monadnock Community Hospital
   Issue, Series 1990,
   9.125%, 10-1-2020 .....................     1,470    1,591,275
   St. Joseph Hospital Issue,
   Series 1991,
   7.5%, 1-1-2016 ........................     1,000    1,052,500
   First Mortgage Revenue Bonds:
   RiverWoods at Exeter Issue,
   Series 1993,
   9.0%, 3-1-2023 ........................     2,000    2,140,000
   RiverMead at Peterborough Issue,
   Series 1994,
   8.5%, 7-1-2024 ........................     2,000    2,042,500
   Revenue Bonds, New Hampshire Catholic
   Charities Issue, Series 1991,
   8.4%, 8-1-2011 ........................     1,700    1,831,750
 The Industrial Development Authority of the
   State of New Hampshire, Pollution Control
   Revenue Bonds, Public Service Company of
   New Hampshire Project:
   1991 Tax-Exempt Series A,
   7.65%, 5-1-2021 .......................     2,000    2,115,000
   1991 Tax-Exempt Series C,
   7.65%, 5-1-2021 .......................     2,000    2,115,000
 Lisbon Regional School District, New
   Hampshire, General Obligation Capital
   Appreciation School Bonds,
   0.0%, 2-1-2013 ........................     1,940    1,103,375
   Total .................................             17,238,900


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NEW JERSEY - 3.30%
 New Jersey Economic Development Authority:
   First Mortgage Revenue Fixed Rate Bonds:
   Franciscan Oaks Project - Series 1992A,
   8.5%, 10-1-2023 .......................   $ 3,500 $  3,714,375
   Fellowship Village Project - Series 1995A,
   9.25%, 1-1-2025 .......................     2,500    2,609,375
   First Mortgage Revenue Bonds, The
   Evergreens - Series 1992,
   9.25%, 10-1-2022 ......................     2,000    2,235,000
 Pollution Control Financing Authority of
   Camden County (Camden County, New Jersey),
   Solid Waste Disposal and Resource
   Recovery System Revenue Bonds,
   Series 1991B (AMT),
   7.5%, 12-1-2009 .......................     3,000    3,071,250
 New Jersey Housing Finance Agency,
   Multi-Family Mortgage Revenue Bonds,
   1976 Series A,
   8.25%, 11-1-2020 ......................     1,000    1,000,000
   Total .................................             12,630,000

NEW MEXICO - 1.69%
 City of Santa Fe, New Mexico, Industrial
   Revenue Housing Refunding Bonds (Ponce
   de Leon Limited Partnership Project)
   Series 1995,
   7.25%, 12-1-2005 ......................     3,500    3,504,375
 New Mexico Educational Assistance
   Foundation, Student Loan Purchase Bonds,
   Second Subordinate 1994 Series II-C (AMT),
   6.0%, 12-1-2008 .......................     3,000    2,947,500
   Total .................................              6,451,875

NEW YORK - 1.11%
 The Port Authority of New York and New
   Jersey, Special Project Bonds, Series 2,
   Continental Airlines, Inc. and Eastern Air
   Lines, Inc. Project, LaGuardia Airport
   Passenger Terminal,
   9.125%, 12-1-2015 .....................     1,945    2,173,537


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NEW YORK (Continued)
 New York City Industrial Development Agency,
   Civic Facility Revenue Bonds (YMCA of
   Greater New York Project),
   8.0%, 8-1-2016 ........................   $ 1,000 $  1,072,500
 Tompkins County Industrial Development
   Agency, Life Care Community Revenue Bonds,
   1994 (Kendal at Ithaca, Inc. Project),
   7.875%, 6-1-2024 ......................     1,000    1,011,250
   Total .................................              4,257,287

OHIO - 1.40%
 Hamilton County, Ohio, Health System Revenue
   Bonds, Providence Hospital Issue,
   Series 1992,
   6.875%, 7-1-2015 ......................     2,000    2,020,000
 City of Columbus, Ohio, Various Purpose
   Adjustable Rate Unlimited Tax Bonds,
   Series 1995-1,
   4.2%, 6-1-2016 ........................     1,200    1,200,000
 County of Lorain, Ohio, First Mortgage
   Revenue Bonds, 1992 Series A (Kendal at
   Oberlin Project),
   8.625%, 2-1-2022 ......................     1,000    1,075,000
 City of Fairfield, Ohio, Economic
   Development Revenue Refunding Bonds
   (Beverly Enterprises - Ohio, Inc. Project),
   Series 1992,
   8.5%, 1-1-2003 ........................     1,000    1,068,750
   Total .................................              5,363,750

OKLAHOMA - 3.92%
 Oklahoma County Industrial Authority,
   Industrial Development Revenue Bonds:
   1986 Series B (Choctaw Nursing
   Center Project):
   10.25%, 9-1-2016 ......................     1,230    1,277,662
   10.125%, 9-1-2006 .....................       525      544,688
   1986 Series A (Westlake Nursing Center
   Project):
   10.25%, 9-1-2016 ......................       905      940,069
   10.125%, 9-1-2006 .....................       430      446,125


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
OKLAHOMA (Continued)
 Bixby Public Works Authority, Utility
   System Revenue Bonds, Refunding
   Series 1994,
   7.25%, 11-1-2019 ......................   $ 2,685 $  2,849,456
 The Clinton Public Works Authority,
   Refunding and Improvement Revenue
   Bonds, Series 1994,
   6.25%, 1-1-2019 .......................     2,575    2,478,438
 The Broken Arrow Public Golf Authority
   (Broken Arrow, Oklahoma), Recreational
   Facilities Revenue Bonds, Series 1995,
   7.25%, 8-1-2020 .......................     2,025    2,050,313
 Trustees of the Oklahoma Ordnance Works
   Authority, Industrial Development Revenue
   Refunding Bonds (A.P. Green Industries,
   Inc. Project), Series 1992,
   8.5%, 5-1-2008 ........................     1,600    1,658,000
 The Guthrie Public Works Authority
   (Guthrie, Oklahoma), Utility System
   Revenue Bonds, Series 1994A,
   6.75%, 9-1-2019 .......................     1,415    1,448,606
 Cushing Municipal Authority (Cushing,
   Oklahoma), Utility System Revenue Bonds,
   Series 1993,
   6.0%, 7-1-2016 ........................     1,345    1,326,506
   Total .................................             15,019,863

OREGON - 0.96%
 Klamath Falls Intercommunity Hospital
   Authority, Gross Revenue Bonds,
   Series 1994 (Merle West Medical Center
   Project),
   7.1%, 9-1-2024 ........................     3,500    3,688,125

PENNSYLVANIA - 6.23%
 Pennsylvania Economic Development Financing
   Authority:
   Rescue Recovery Revenue Bonds
   (Colver Project), Series 1994 D,
   7.125%, 12-1-2015 .....................     2,500    2,618,750
   Exempt Facilities Revenue Bonds (MacMillan
   Bloedel Clarion Limited Partnership Project),
   Series of 1995,
   7.6%, 12-1-2020 .......................     2,000    2,180,000


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
PENNSYLVANIA (Continued)
 Luzerne County Industrial Development
   Authority:
   Exempt Facilities Revenue Refunding Bonds,
   1992 Series A (Pennsylvania Gas and
   Water Company Project),
   7.2%, 10-1-2017 .......................   $ 2,000 $  2,077,500
   Exempt Facilities Revenue Bonds, 1992
   Series B (Pennsylvania Gas and Water
   Company Project),
   7.125%, 12-1-2022 .....................     1,000    1,033,750
 Allegheny County Industrial Development
   Authority (Pennsylvania), Environmental
   Improvement Revenue Bonds (USX Corporation
   Project), Refunding Series A 1994,
   6.7%, 12-1-2020 .......................     3,000    3,060,000
 McKeesport Hospital Authority (Commonwealth
   of Pennsylvania), Hospital Revenue Bonds,
   Series of 1993 (McKeesport Hospital Project),
   6.5%, 7-1-2008 ........................     2,500    2,475,000
 Allentown Area Hospital Authority, Hospital
   Revenue Bonds (Sacred Heart Hospital of
   Allentown), Series A of 1993,
   6.75%, 11-15-2014 .....................     2,115    2,085,919
 South Wayne County Water and Sewer Authority
   (Wayne County, Pennsylvania), Sewer Revenue
   Bonds, Series of 1992,
   8.2%, 4-15-2013 .......................     1,880    1,922,300
 Beaver County Industrial Development Authority
   (Pennsylvania), Collateralized Pollution
   Control Revenue Refunding Bonds, Series 1995
   (The Cleveland Electric Illuminating Company
   Beaver Valley Project),
   7.625%, 5-1-2025 ......................     1,500    1,545,000
 The Cambria County Industrial Development
   Authority (Pennsylvania), Pollution
   Control Revenue Refunding Bonds,
   Series 1994 (Bethlehem Steel
   Corporation Project),
   7.5%, 9-1-2015 ........................     1,440    1,486,800


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
PENNSYLVANIA (Continued)
 Delaware County Authority (Pennsylvania),
   First Mortgage Revenue Bonds, Series 1992
   (Riddle Village Project),
   9.25%, 6-1-2022 .......................   $ 1,000 $  1,112,500
 Clarion County Industrial Development Authority
   (Pennsylvania), Health Facilities Revenue
   Refunding Bonds (Beverly Enterprises
   Project), Series 1985,
   10.125%, 5-1-2007 .....................       865      962,313
 The Hospitals Authority of Philadelphia,
   Hospital Revenue Bonds, Series of 1979
   (James C. Giuffre Medical Center),
   8.25%, 7-1-2009 (E) ...................     1,415      707,500
 Wilkins Area Industrial Development Authority
   (Pennsylvania), First Mortgage Revenue
   Bonds (Longwood at Oakmont, Inc. Continuing
   Care Retirement Community Project),
   Series 1991A,
   10.0%, 1-1-2021 .......................       525      591,281
   Total .................................             23,858,613

RHODE ISLAND - 1.30%
 Providence Public Buildings Authority
   (Veazie Street School and Modular Classrooms
   Projects), Revenue Bonds, Series 1991:
   7.3%, 12-1-2010 .......................     1,000    1,076,250
   7.3%, 12-1-2011 .......................     1,000    1,073,750
 Pawtucket Public Buildings Authority (Water
   System Project), Revenue Bonds, Series 1991:
   7.6%, 7-1-2010 ........................       840      919,800
   7.6%, 7-1-2009 ........................       785      861,537
 Rhode Island Health and Educational Building
   Corporation, Hospital Financing Revenue Bonds,
   South County Hospital Issue - Series 1991,
   7.25%, 11-1-2011 ......................     1,000    1,046,250
   Total .................................              4,977,587

SOUTH CAROLINA - 2.48%
 Charleston County, South Carolina, Industrial
   Refunding Revenue Bonds, 1982 Series (Massey
   Coal Terminal, South Carolina Corporate Project),
   Adjustable Convertible Extendible Securities,
   4.45%, 1-1-2007 .......................     3,000    3,000,000


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
SOUTH CAROLINA (Continued)
 South Carolina State Housing, Finance
   and Development Authority, Multifamily
   Housing Mortgage Revenue Bonds (United
   Dominion-Plum Chase), Series 1991,
   8.5%, 10-1-2021 .......................   $ 2,000 $  2,190,000
 South Carolina Jobs-Economic Development Authority,
   Economic Development Revenue Bonds (Carolinas
   Hospital System Project), Series 1992,
   7.0%, 9-1-2014 ........................     1,500    1,723,125
 McCormick County, South Carolina, Hospital
   Facilities Revenue Bonds, Series 1988
   (McCormick Health Care Center Project),
   10.5%, 3-1-2018 .......................     1,470    1,510,425
 County of Chester, South Carolina, Industrial
   Development Refunding Revenue Bonds (Springs
   Industries, Inc. Project), Series 1992,
   7.35%, 2-1-2014 .......................     1,000    1,075,000
   Total .................................              9,498,550

SOUTH DAKOTA - 0.51%
 South Dakota Health and Educational
   Facilities Authority, Refunding Revenue
   Bonds (Westhills Village Retirement
   Community Issue), Series 1993,
   7.25%, 9-1-2013 .......................     2,000    1,935,000

TENNESSEE - 2.27%
 Memphis-Shelby County Airport Authority,
   Special Facilities Revenue Bonds,
   Series 1993 (Federal Express Corporation),
   6.2%, 7-1-2014 ........................     3,000    3,000,000
 The Industrial Development Board of the
   County of McMinn, Solid Waste Recycling
   Facilities Revenue Bonds, Series 1992
   (Calhoun Newsprint Company Project -
   Bowater Incorporated Obligor),
   7.4%, 12-1-2022 .......................     2,000    2,120,000
 The Health and Educational Facilities
   Board of the City of Crossville, Tennessee,
   Hospital Revenue Improvement Bonds,
   Series 1992 (Cumberland Medical Center),
   6.75%, 11-1-2012 ......................     2,000    2,045,000


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
TENNESSEE (Continued)
 The Industrial Development Board of the
   Metropolitan Government of Nashville and
   Davidson County, Multi-Family Housing
   Revenue Bonds (River Retreat II, Ltd.
   Project), Series 1986,
   9.5%, 5-1-2017 ........................   $ 1,500 $  1,533,750
   Total .................................              8,698,750

TEXAS - 3.03%
 Alliance Airport Authority, Inc., Special
   Facilities Revenue Bonds, Series 1991
   (American Airlines, Inc. Project),
   7.0%, 12-1-2011 .......................     4,500    4,820,625
 Dallas-Fort Worth International Airport
   Facility Improvement Corporation:
   American Airlines, Inc. Revenue Bonds,
   Series 1990,
   7.5%, 11-1-2025 .......................     2,000    2,112,500
   Delta Air Lines, Inc. Revenue Bonds,
   Series 1991,
   7.6%, 11-1-2011........................     1,300    1,387,750
 Retama Development Corporation, Special
   Facilities Revenue Bonds (Retama Park
   Racetrack Project), Series 1993,
   8.75%, 12-15-2018 .....................     3,500    2,100,000
 Housing Authority of the City of Odessa,
   Texas, Multifamily Mortgage Revenue Bonds,
   Series 1993A (Section 8 Assisted Project),
   6.375%, 10-1-2010 .....................     1,225    1,162,219
   Total .................................             11,583,094


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
UTAH - 1.17%
 Carbon County, Utah, Solid Waste Disposal
   Refunding Revenue Bonds, Series 1991
   (Sunnyside Cogeneration Associates Project),
   9.25%, 7-1-2018 .......................   $ 2,500 $  2,725,000
 Brigham City, Box Elder County, Utah,
   Special Assessment Bonds, Series 1990
   (Brigham City, Utah, Special Improvement
   District No. 22),
   9.25%, 8-1-2010 .......................     1,690    1,753,375
   Total .................................              4,478,375

VERMONT - 0.68%
 Vermont Industrial Development Authority,
   Mortgage Revenue Bonds, Wake Robin
   Corporation Project, Series 1993A,
   8.75%, 3-1-2023 .......................     2,500    2,615,625

VIRGIN ISLANDS - 0.39%
 Virgin Islands Public Finance Authority,
   Revenue Refunding Bonds (Virgin Islands
   General Obligation/Matching Fund Loan
   Notes), Series 1992 A,
   7.25%, 10-1-2018 ......................     1,400    1,475,250

VIRGINIA - 0.98%
 Industrial Development Authority of the
   County of Prince William (Virginia),
   Residential Care Facility First Mortgage
   Revenue Bonds (Westminster at Lake Ridge),
   Series 1992A,
   10.0%, 1-1-2022 .......................     2,500    2,709,375
 Virginia Housing Development Authority,
   Commonwealth Mortgage Bonds,
   1988 Series C, Subseries C-2,
   8.0%, 1-1-2038 ........................     1,000    1,051,250
   Total .................................              3,760,625

WASHINGTON - 0.25%
 Stevens County Public Corporation, Pollution
   Control Revenue Refunding Bonds (The
   Washington Water Power Company Kettle
   Falls Project), Series 1993,
   6.0%, 12-1-2023 .......................     1,000      958,750


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
WEST VIRGINIA - 0.94%
 West Virginia Hospital Finance Authority,
   State of West Virginia, Hospital Revenue
   Refunding Bonds, Series of 1986 (Logan
   General Hospital Project),
   8.75%, 4-1-2013 .......................   $ 2,000 $  2,085,000
 Upshur County, West Virginia, Solid Waste
   Disposal Revenue Bonds (TJ International
   Project), Series 1995,
   7.0%, 7-15-2025 .......................     1,500    1,526,250
   Total .................................              3,611,250

WYOMING - 0.67%
 Sweetwater County, Wyoming, Solid Waste
   Disposal Revenue Bonds (FMC Corporation
   Project), Series 1994B,
   6.9%, 9-1-2024 ........................     2,500    2,568,750

TOTAL MUNICIPAL BONDS - 99.32%                       $376,375,763
 (Cost: $360,775,467)

TOTAL SHORT-TERM SECURITIES - 0.51%                  $  1,954,000
 (Cost: $1,954,000)

TOTAL INVESTMENT SECURITIES - 98.83%                 $378,329,763
 (Cost: $362,729,467)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.17%       4,475,166

NET ASSETS - 100.00%                                 $382,804,929


                See Notes to Schedule of Investments on page 77.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1995


Notes to Schedule of Investments

(A) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

(B) Coupon resets weekly to 11.95% - Kenny S&P Index. Minimum coupon rate is 0%. On February 15, 1999, rate becomes fixed at 6.65%.

(C)  Security is paying partial interest.

(D) Coupon resets weekly to 11.95% - Kenny S&P Index. Minimum coupon rate is 0%. On April 1, 1999, rate becomes fixed at 6.70%.

(E) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $378,329,763
 Cash  .............................................        5,259
 Receivables:
   Interest ........................................    7,648,890
   Fund shares sold ................................      428,590
 Prepaid insurance premium  ........................       12,853
                                                     ------------
    Total assets  ..................................  386,425,355
                                                     ------------
Liabilities
 Payable for investment securities purchased  ......    2,076,213
 Payable for Fund shares redeemed  .................    1,070,498
 Dividends payable  ................................      223,244
 Accrued service fee  ..............................       70,660
 Accrued transfer agency and dividend disbursing  ..       26,531
 Accrued accounting services fee  ..................        5,000
 Other  ............................................      148,280
                                                     ------------
    Total liabilities  .............................    3,620,426
                                                     ------------
      Total net assets ............................. $382,804,929
                                                     ============
Net Assets
 $1.00 par value capital stock, authorized --
   100,000,000; shares outstanding -- 72,674,203
   Capital stock ................................... $ 72,674,203
   Additional paid-in capital ......................  297,551,298
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized
    loss on investment transactions  ...............   (3,020,868)
   Net unrealized appreciation in value of
    investments at end of period  ..................   15,600,296
                                                     ------------
    Net assets applicable to outstanding
      units of capital ............................. $382,804,929
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)  ...........................        $5.27
Sales load (offering price x 4.25%).................          .23
                                                            -----
Offering price (net asset value divided by 95.75%)..        $5.50
                                                            =====

   On sales of $100,000 or more the sales load is reduced as set forth in the
                                  Prospectus.

                       See notes to financial statements.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1995


Investment Income
 Interest  .........................................  $27,187,810
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    1,860,352
   Service fee .....................................      369,260
   Transfer agency and dividend disbursing .........      295,349
   Accounting services fee .........................       56,667
   Audit fees ......................................       31,116
   Custodian fees ..................................       20,755
   Legal fees ......................................       14,959
   Other ...........................................      112,033
                                                      -----------
    Total expenses  ................................    2,760,491
                                                      -----------
      Net investment income ........................   24,427,319
                                                      -----------
Realized and Unrealized Gain (Loss) on Investments
 Realized net loss on securities  ..................   (1,115,328)
 Realized net loss on futures contracts closed  ....   (1,606,563)
                                                      -----------
   Net realized loss on investments ................   (2,721,891)
 Unrealized appreciation in value of investments
   during the period ...............................   15,084,134
                                                      -----------
   Net gain on investments .........................   12,362,243
                                                      -----------
    Net increase in net assets resulting
      from operations ..............................  $36,789,562
                                                      ===========

                       See notes to financial statements.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                           For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             1995        1994
                                      --------------   ------------
Increase in Net Assets
 Operations:
   Net investment income ...............$ 24,427,319 $ 21,745,160
   Realized net gain (loss)
    on investments  ....................  (2,721,891)   1,527,051
   Unrealized appreciation
    (depreciation)  ....................  15,084,134  (22,927,131)
                                        ------------ ------------
    Net increase in net assets
      resulting from operations ........  36,789,562      345,080
                                        ------------ ------------
 Dividends to shareholders:*
   From net investment income .......... (24,427,319) (21,745,160)
   From realized net gain from
    investment transactions  ...........         ---   (4,619,821)
   In excess of realized net gain
    from investment transactions  ......  (1,673,583)         ---
                                        ------------ ------------
                                         (26,100,902) (26,364,981)
                                        ------------ ------------
 Capital share transactions:
   Proceeds from sale of shares
    (9,693,367 and 10,978,008 shares,
    respectively)  .....................  49,317,843   58,602,026
   Proceeds from reinvestment of
    dividends and/or capital gains
    distribution (3,868,221 and 4,126,763
    shares, respectively)  .............  19,837,687   21,969,625
   Payments for shares redeemed
    (8,253,031 and 7,325,581 shares,
    respectively)  ..................... (42,201,117) (38,763,374)
                                        ------------ ------------
    Net increase in net assets
      resulting from capital
      share transactions ...............  26,954,413   41,808,277
                                        ------------ ------------
      Total increase ...................  37,643,073   15,788,376
Net Assets
 Beginning of period  .................. 345,161,856  329,373,480
                                        ------------ ------------
 End of period  ........................$382,804,929 $345,161,856
                                        ============ ============
   Undistributed net investment
    income  ............................        $---         $---
                                                ====         ====
                    *See "Financial Highlights" on page 81.
                       See notes to financial statements.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               1995   1994    1993   1992    1991
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $5.12  $5.53   $5.23  $5.05   $4.85
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income...........            .35    .34     .35    .36     .38
 Net realized and
   unrealized gain
   (loss) on
   investments .....            .17  (0.34)    .34    .18     .20
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......            .52   0.00     .69    .54     .58
                              -----  -----   -----  -----   -----
Less distributions:
 Dividends declared from
   net investment
   income ..........          (0.35) (0.34)  (0.35) (0.36)  (0.38)
 Distribution from
   capital gains ...          (0.00) (0.07)  (0.04) (0.00)  (0.00)
 Distribution in excess
   of capital gains.          (0.02) (0.00)  (0.00) (0.00)  (0.00)
                              -----  -----   -----  -----   -----
Total distributions.          (0.37) (0.41)  (0.39) (0.36)  (0.38)
                              -----  -----   -----  -----   -----
Net asset value, end
 of period  ........          $5.27  $5.12   $5.53  $5.23   $5.05
                              =====  =====   =====  =====   =====
Total return* ......          10.63%  0.05%  13.77% 11.08%  12.35%
Net assets, end
 of period (000
 omitted) ..........       $382,805$345,162$329,373$260,777$224,945
Ratio of expenses to
 average net
 assets  ...........           0.76%  0.76%   0.70%  0.72%   0.77%
Ratio of net investment
 income to average
 net assets  .......           6.75%  6.39%   6.49%  7.08%   7.63%
Portfolio turnover
 rate  .............          19.07% 26.26%  26.13% 54.18%  60.83%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See notes to financial statements.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

NOTE 1 -- Significant Accounting Policies

     United Municipal High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using prices quoted by Muller and Company, a dealer in bonds which offers a pricing service. Short-term debt securities with remaining maturities of 60 days or less, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined by the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record at the time of the previous determination of net asset value. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryforwards.

E.   Futures -- See Note 5 -- Futures.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .10% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $13.3 billion of combined net assets at September 30, 1995) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10           $      0
           From $   10 to $   25           $ 10,000
           From $   25 to $   50           $ 20,000
           From $   50 to $  100           $ 30,000
           From $  100 to $  200           $ 40,000
           From $  200 to $  350           $ 50,000
           From $  350 to $  550           $ 60,000
           From $  550 to $  750           $ 70,000
           From $  750 to $1,000           $ 85,000
                $1,000 and Over            $100,000

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.0208 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares was paid in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions (which are not an expense of the Fund) of $1,016,772, out of which W&R paid sales commissions of $586,299 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $13,369.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $105,001,566, while proceeds from maturities and sales aggregated $67,215,923. Purchases of short-term securities aggregated $113,965,281, while proceeds from maturities and sales aggregated $127,188,169. No U.S. Government securities were bought or sold during the period ended September 30, 1995.

     For Federal income tax purposes, cost of investments owned at September 30, 1995 was $363,791,664, resulting in net unrealized appreciation of $14,538,099, of which $17,892,088 related to appreciated securities and $3,353,989 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized net capital gain net income of $301,051 during the fiscal year ended September 30, 1995, all of which has been paid to shareholders during the period ended September 30, 1995 Remaining net capital gains will be distributed to the Fund's shareholders.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred from November 1 to the end of its fiscal year ("post-October losses"). From November 1, 1994 through September 30, 1995, the Fund incurred net capital losses of $1,960,745, which have been deferred to the fiscal year ending September 30, 1996.

NOTE 5 -- Futures

     The Fund may engage in buying and selling interest rate futures contracts, but only Debt Futures and Municipal Bond Index Futures. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of United Municipal High Income Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United Municipal High Income Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
November 3, 1995